UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2026 (January 6, 2026)

IX Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Davies Street, W1K 5JH United Kingdom	Not Applicable
(Address of principal executive offices)	(Zip Code)

+44 (0) (203) 908-0450

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Parent, Merger Sub and the Company and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Parent, Merger Sub and the Company to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Parent, Merger Sub or the Company; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Parent’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Parent, Merger Sub and the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Parent’s IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) and in the Registration Statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC by Parent in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Parent, Merger Sub and the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Parent will file relevant materials with the SEC, including the Registration Statement on Form S-4 and a proxy statement/prospectus. The proxy statement/prospectus and a proxy card will be mailed to shareholders of Parent as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Registration Statement on Form S-4 and proxy statement/prospectus without charge from Parent. The Registration Statement on Form S-4 and proxy statement/prospectus, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Parent at 53 Davies Street, W1K 5JH United Kingdom. INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PARENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, MERGER SUB, THE COMPANY AND THE TRANSACTIONS.

Participants in Solicitation

The Merger Sub and the Company and certain shareholders of Parent, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Parent ordinary shares in respect of the proposed transaction. Information about Parent’s directors and executive officers and their ownership of Parent’s ordinary shares is set forth in Parent’s Registration Statement on Form S-1 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on March 29, 2024, IX Acquisition Corp. (“Parent”) entered into a Merger Agreement by and among Parent, AKOM Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and AERKOMM Inc., a Nevada corporation (the “Company”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, following the Domestication (as defined below) Merger Sub will merge with and into the Company (the “Merger”), after which the Company will be the surviving corporation (the “Surviving Corporation” or “Pubco”) and a wholly-owned subsidiary of Parent.

On September 25, 2024, Parent, Merger Sub and the Company entered into an amendment (the “Amendment No.1”) to the Merger Agreement to (1) provide that any lock-up period applicable to the Sponsor or any officers, directors or affiliates of Parent will terminate at the Closing of the Merger, (2) change the percentage of the Founder Shares being treated as Escrowed Sponsor Shares from 50% to 25%, (3) add a provision providing for the Company to pay certain amounts to Parent to cover its working capital and extension expenses, and (4) add a provision that Parent may terminate the Merger Agreement at any time prior to the Closing Date if the Company or any Subsidiary of the Company enters into voluntary bankruptcy or fails to remove within 60 days any petition in bankruptcy filed against it prior to Closing.

On February 12, 2025, Parent, Merger Sub and the Company entered into a second amendment to the Merger Agreement (the “Amendment No. 2”) to amend and restate the definitions of both “Indebtedness” and “Working Capital” in Section 1.1.

On April 12, 2025, Parent, Merger Sub and the Company entered into a third amendment to the Merger Agreement (the “Amendment No. 3”) to amend and restate Section 10.1 of the Merger Agreement-Termination Without Default.

On January 8, 2026, Parent entered into an amendment to the Merger Agreement (the “Amendment No. 4”) whereby Parent will become a Delaware corporation by means of a merger of Parent with and into a newly formed Delaware corporation pursuant to the Cayman Islands Companies Law and the applicable provisions of the Delaware General Corporation Law, with such newly formed Delaware corporation becoming the surviving corporation in the merger (the “Domestication”).

The summary above is qualified in its entirety by reference to the complete text of the Merger Agreement, the Amendment No. 1, the Amendment No. 2, the Amendment No. 3 and the Amendment No. 4, copies of which are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5 and are incorporated herein. Unless otherwise defined herein, the capitalized terms used above are defined in the Merger Agreement and the Amendment No. 4.

Item 8.01.	Other Events.

On January 6, 2026, the Division of Corporation Finance declared Parent’s registration statement on Form S-4 abandoned because it was not amended for more than nine (9) months.

In 2026, Parent intends to file a registration on Form S-4.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Merger Agreement, dated as of March 29, 2024, by and among IX Acquisition Corp., AKOM Merger Sub, Inc., AERKOMM Inc. (incorporated by reference to the corresponding exhibit to IX Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on April 4, 2024).
2.2	Amendment to the Merger Agreement, dated as of September 25, 2024, by and among IX Acquisition Corp., AKOM Merger Sub, Inc., AERKOMM Inc. (incorporated by reference to the corresponding exhibit to IX Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on September 30, 2024).
2.3	Amendment No. 2 to Merger Agreement, February 12, 2025, by and among IX Acquisition Corp., AKOM Merger Sub, Inc. and AERKOMM Inc. (incorporated by reference to the corresponding exhibit to IX Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on February 21, 2025).
2.4	Amendment No. 3 to the Merger Agreement, dated as of April 12, 2025, by and among IX Acquisition Corp., AKOM Merger Sub, Inc., AERKOMM Inc. (incorporated by reference to the corresponding exhibit to IX Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on April 18, 2025).
2.5	Amendment No. 4 to the Merger Agreement, dated as of January 8, 2026, by and among IX Acquisition Corp., AKOM Merger Sub, Inc., AERKOMM Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX Acquisition Corp.

Dated: January 8, 2026	By:	/s/ Noah Aptekar
		Name:	Noah Aptekar
		Title:	Chief Executive Officer